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                                                                    EXHIBIT 10.2


                         ELIGIBLE LENDER TRUST AGREEMENT

     This Eligible Lender Trust Agreement (the "Agreement") is entered into as of October 1, 1999 (the "Effective Date"), between STUDENT LOAN FUNDING 1999-A/B TRUST (the "Issuer") and FIRSTAR BANK, NATIONAL ASSOCIATION, as eligible lender trustee (the "Eligible Lender Trustee") for the benefit of the Issuer. All references to the Issuer or Student Loan Funding 1999-A/B Trust shall be deemed to be references to FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Co-owner Trustee (the "Co-Owner Trustee") under the Trust Agreement dated as of October 1, 1999 (the "Trust Agreement").


                                   WITNESSETH:

     WHEREAS, the Eligible Lender Trustee is an "eligible lender" under the Higher Education Act; and

     WHEREAS, the Issuer desires the Eligible Lender Trustee to hold all of the Issuer's right, title and interest in and to certain Financed Student Loans in trust for the benefit of the Issuer upon the transfer and sale of such Financed Student Loans to the Issuer;

     WHEREAS, such Financed Student Loans are, and upon transfer to the Eligible Lender Trustee will continue to be, pledged to secure payment of certain Student Loan Senior LIBOR Rate Notes, Series 1999A and Student Loan Subordinate LIBOR Rate Notes, Series 1999B-1 under the Indenture (as defined in Section 2.3 hereof); and

     WHEREAS, in order to consummate the transactions contemplated by the Trust Agreement, the parties hereto desire and intend to create the trusts set forth herein and the Eligible Lender Trustee agrees to be charged with and accept its trusts and duties set forth in this Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein the parties hereto hereby agree as follows:


                                    ARTICLE I

                 CREATION OF TRUST FOR BENEFIT OF THE ISSUER AND
                           AUTHORITY TO ENTER INTO AND
                     EXECUTE DOCUMENTS; ACCEPTANCE OF TRUST

     SECTION 1.1. PURPOSE. The trust created by Article I of this Agreement is formed, entered into and intended by the Issuer and the Eligible Lender Trustee to create a trust for the purpose of (a) the Eligible Lender Trustee holding all right, title and interest to the Financed Student Loans for the benefit of the Issuer (b) the Eligible Lender Trustee entering into, and complying with, the


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terms of any agreement, document or certificate required under the Trust
Agreement and this Agreement and (c) the Eligible Lender Trustee complying with the requirements of the Higher Education Act, if applicable.

     SECTION 1.2. CREATION AND ACCEPTANCE OF TRUST FOR THE BENEFIT OF THE ISSUER. The Issuer may from time to time cause title to the Financed Student Loans to be conveyed to the Eligible Lender Trustee; which Financed Student Loans shall be held, administered and pledged and the proceeds thereof distributed by the Eligible Lender Trustee for the benefit of the Issuer as set forth in the Indenture, the Trust Agreement and herein. At the request of the Issuer hereunder, the Eligible Lender Trustee hereby agrees to accept and hold title to such Financed Student Loans (without liability or responsibility at acceptance for the condition or validity of such right, title and interest) in trust, as hereinafter set forth for the use and benefit of the Issuer.

     SECTION 1.3. AUTHORITY TO ENTER INTO AND EXECUTE DOCUMENTS.

     (a) The Issuer hereby authorizes and directs the Eligible Lender Trustee to enter into, execute and deliver any and all agreements, documents and certificates which may be required in connection with performing its duties and obligations with respect to the Financed Student Loans under this Agreement including, without limitation, the Trust Agreement, the Transfer Agreement and the Indenture.

     (b) The Issuer hereby authorizes and directs the Eligible Lender Trustee to enter into, execute and deliver, from time to time as the Issuer may request, any and all agreements, documents or certificates which may be required in connection with the Trust Agreement, including, without limitation, the Transaction Documents, Servicing Agreements or Federal Loan Program Documents, with respect to the Financed Student Loans held on behalf of the Issuer under this Agreement.

     SECTION 1.4. DUTIES OF THE ELIGIBLE LENDER TRUSTEE. The Eligible Lender Trustee, by the execution hereof, covenants, represents and agrees that:

     (a) it shall accept and hold as herein set forth all such right, title and interest to the Financed Student Loans that are transferred and assigned to it at the request of the Issuer;

     (b) it is, and shall be, an "eligible lender" as defined in 20 U.S.C. ss.1085(d) under the Higher Education Act;

     (c) it shall enter into and maintain a Contract of Guarantee with each Guarantor;

     (d) if requested by the Issuer (with respect to the Financed Student Loans held on behalf of the Issuer under this Agreement) in a reasonably detailed writing that sets forth sufficient information and instructions, it shall execute, deliver and perform Federal Loan Program Documents, Servicing Agreements, Transaction Documents, and all other agreements, documents


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or certificates required under the Trust Agreement and any other agreements, instruments, or documents relating, directly or indirectly, to the making, acquisition or consolidation of the Financed Student Loans or the servicing, administration, sale, exchange, assignment or transfer of the Financed Student Loans;

     (e) it shall sell, exchange or otherwise deal with such Financed Student Loans in accordance with the Trust Agreement and the Indenture;

     (f) it shall enter into, and thereafter comply with the terms thereof, any agreement or other document relating to the Trust Agreement and take such actions as are necessary and reasonably requested to convey, transfer, assign, pledge and grant a lien on and a security interest in all of its right, title and interest in and to the Financed Student Loans in accordance with the Indenture;

     (g) it shall take such actions, at the request of the Issuer as are necessary or appropriate in order for the Issuer to obtain the full value and benefits of the Financed Student Loans under this Agreement, the Indenture and the Trust Agreement;

     (h) it shall hold all data, materials and information pertaining to the Financed Student Loans confidential, and it agrees not to use such data, materials or information for any purpose other than for the limited purpose of performing its obligations under this Agreement or the Trust Agreement; and

     (i) following the discharge or other termination of the transactions contemplated by the Indenture and the Trust Agreement, it shall (i) continue to hold all right, title and interest in and to the Financed Student Loans for the benefit of the Issuer pursuant to the terms and conditions of this Agreement until otherwise directed by the Issuer and (ii) shall execute such agreements and documents as requested by the Issuer providing for the administration of and receipt by the Issuer of the cash flows and other interests in such Financed Student Loans.

     SECTION 1.5. DUTIES OF THE ISSUER. The Issuer, by the execution hereof, covenants, represents and agrees that:

     (a) it shall accept, hold and maintain the beneficial interest in each Financed Student Loan free of any claims, liens or encumbrances, except the rights of the Eligible Lender Trustee and any trustee or other secured party under the Indenture;

     (b) it shall promptly take all necessary actions to perform its obligations hereunder and to support the Eligible Lender Trustee, in the prompt and full performance of its obligations hereunder.

     SECTION 1.6. ACCEPTANCE OF DUTIES. The Eligible Lender Trustee accepts the trusts hereby created and agrees to perform the duties and only the duties specifically set forth in this


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Agreement, and no implied covenants or obligations shall be read into the trust created hereby against the Eligible Lender Trustee. The Eligible Lender Trustee shall not be answerable or accountable under any circumstances except for its gross negligence or willful misconduct.

     SECTION 1.7. RELIANCE ON CERTAIN DOCUMENTS, OTHER PERSONS. The Eligible Lender Trustee shall not incur any liability in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. In the administration of its duties hereunder, the Eligible Lender Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through other agents or attorneys and may, at the expense of the Issuer seek advice of counsel, accountants and other skilled persons to be selected and employed by it, and the Eligible Lender Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

     SECTION 1.8. SECURITY FOR ACTION. No provision hereof shall require the Eligible Lender Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 1.9. CAPACITY. In accepting the trust hereby created, the Eligible Lender Trustee acts solely as trustee hereunder and not in its individual capacity.

     SECTION 1.10. COMPENSATION. The Issuer shall pay to the Eligible Lender Trustee from time to time reasonable compensation for all services rendered by it hereunder with respect to the Financed Student Loans held on behalf of the Issuer under this Agreement, and also all of its reasonable expenses, charges, and other disbursements and those of its attorneys, agents, and employees incurred in and about the administration and execution of the trust hereby created with respect to the Financed Student Loans held on behalf of the Issuer under this Agreement. Such payment shall be made solely out of the Collection Fund as defined in and held under the Indenture.

     SECTION 1.11. QUALIFICATION. The Eligible Lender Trustee, including any successor, shall at all times (a) be a trust company or bank having the powers of a trust company within the state in which it is located, (b) be an "eligible lender" as defined in 20 U.S.C. ss. 1085(d) under the Higher Education Act of 1965, as amended, and (c) have entered into, and maintain in force, a Contract of Guarantee with each Guarantor.

     SECTION 1.12. SUCCESSORS.

     (a) The Eligible Lender Trustee or any successor thereto may resign at any time without cause by giving at least 90 days' prior written notice, such resignation to be effective upon


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the acceptance of the trusts created by Article I hereunder by any successor
Eligible Lender Trustee meeting the requirements of Section 1.11 hereof and payment in full of all amounts due the Eligible Lender Trustee. In addition, the Issuer may at any time remove the Eligible Lender Trustee with or without cause by an instrument in writing delivered to the Eligible Lender Trustee, such removal to be effective upon the acceptance of the trusts hereunder by a successor Eligible Lender Trustee meeting the requirements of Section 1.11 hereof and payment in full of all amounts due the Eligible Lender Trustee. If no successor Eligible Lender Trustee has been appointed within 90 days after notice of resignation or removal, as the case may be, the Eligible Lender Trustee may request a court of competent jurisdiction to (i) require the Issuer to appoint a qualified successor Eligible Lender Trustee meeting the requirements of Section
1.11 hereof within 3 days of the receipt of citation or notice by the court, or
(ii) appoint a successor Eligible Lender Trustee meeting the requirements of
Section 1.11 hereof;

     (b) Any successor Eligible Lender Trustee shall execute and deliver to the predecessor Eligible Lender Trustee an instrument accepting such appointment and, in cooperation with the predecessor Eligible Lender Trustee, shall take such further actions to ensure (i) that title to the Financed Student Loans has been assigned to such successor Eligible Lender Trustee and (ii) that the beneficial interest of the Issuer in the Financed Student Loans is maintained; thereupon such successor Eligible Lender Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Eligible Lender Trustee in the trusts hereunder with like effect as if originally named as the Eligible Lender Trustee herein;

     (c) Any bank, corporation or other entity into which the Eligible Lender Trustee may be merged or converted or with which it may be consolidated, or any bank, corporation or other entity resulting from any merger, conversion or consolidation to which the Eligible Lender Trustee shall be a party, or any bank, corporation or other entity to which substantially all the corporate trust business of the Eligible Lender Trustee may be transferred, shall be the Eligible Lender Trustee under this Agreement without any further act, provided the resulting bank, corporation or other entity meets the qualification requirements of Section 1.11 hereof.

     SECTION 1.13. SERVICING OF THE FINANCED STUDENT LOANS. The Issuer acknowledges that pursuant to the Federal Loan Program, due diligence must be used in the origination, servicing and collection of the Financed Student Loans and collection practices must be used no less extensive and forceful than those generally in use among financial institutions with respect to other consumer debt. In fulfillment of these obligations, the Issuer has entered into a Master Servicing Agreement with Student Loan Funding Resources, Inc. as Master Servicer. The Issuer acknowledges that the Eligible Lender Trustee is not required to monitor the actions taken by the Servicers. The Issuer will cause an annual certification to be provided to the Eligible Lender Trustee that servicing of the Financed Student Loans by the Servicers has been conducted in accordance with the terms of the respective agreements that the Issuer or the Master Servicer has with each Servicer.


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     SECTION 1.14. INDEMNIFICATION BY THE ISSUER OF THE ELIGIBLE LENDER TRUSTEE.
The Issuer hereby agrees and does hereby indemnify and hold harmless the Eligible Lender Trustee from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Eligible Lender Trustee in any way relating to or arising out of this Agreement or any document, or the performance or enforcement of any of the terms of any provision thereof, or in any way relating to or arising out of the administration of the trust estate or the action or inaction of the Eligible Lender Trustee hereunder, except only in the case of willful misconduct or gross negligence on the part of the Eligible Lender Trustee in the performance of its duties hereunder;
provided, that the Issuer's indemnification with respect to each Financed
Student Loan shall be limited to the period of time that the Eligible Lender Trustee holds such Financed Student Loans in trust on behalf of the Issuer. Such indemnification shall be payable solely out of the Trust Estate as defined in and held under the Indenture.

     SECTION 1.15. TERMINATION. This Agreement and the trusts created hereby shall terminate with respect to the Issuer, upon the sale, transfer, final disposition, maturity, final payment or assignment by the Issuer of all Financed Student Loans held by the Eligible Lender Trustee on behalf of the Issuer.


                                   ARTICLE II

                                  MISCELLANEOUS

     SECTION 2.1. DEFINITIONS. Capitalized terms used herein shall have the same meaning given below and if not given below shall have the same meaning given in the Trust Agreement:

          "CONSOLIDATION LOANS" shall mean the Financed Student Loans authorized under Section 428C of the Higher Education Act of 1965, as amended, or any successor provision.

          "CONTRACT OF GUARANTEE" shall mean a contract with a Guarantor providing for, or a certificate or other evidence of, the guarantee of the Financed Student Loans.

          "FEDERAL LOAN PROGRAM" shall mean a program that makes moneys available for Federal Loans.

          "FEDERAL LOAN PROGRAM DOCUMENTS" shall mean any agreement, document or certificate relating to the terms and conditions of the Federal Loans under a particular Federal Loan Program, including but not limited to any Contract of Guarantee, and any amendments or supplements thereto.

          "FEDERAL LOANS" shall mean Stafford Loans, PLUS Loans or Consolidation Loans.


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          "FINANCED STUDENT LOANS" shall mean Student Loans which become subject to this Agreement.

          "GUARANTEE" OR "GUARANTEED" shall mean, with respect to a Federal Loan, the guarantee by the applicable Guarantor of the principal of and accrued interest on such Federal Loan and the coverage of such Federal Loan by a federal reinsurance agreement providing, among other things, for reimbursement to the Guarantor for losses incurred by it on defaulted Federal Loans guaranteed by the Guarantor as provided by the Higher Education Act from time to time.

          "GUARANTOR" shall mean any guarantee agency as is agreed to in writing by the Issuer and the Eligible Lender Trustee with respect to the Financed Student Loans held in trust by the Eligible Lender Trustee.

          "HIGHER EDUCATION ACT" shall mean the Higher Education Act of 1965, as amended from time to time, and all regulations and directives promulgated thereunder from time to time.

          "MASTER SERVICING AGREEMENT" shall mean the agreement dated as of October 1, 1999, entered into between the Issuer and the Master Servicer.

          "MASTER SERVICER" shall mean Student Loan Funding Resources, Inc.

          "PLUS LOANS" shall mean the Financed Student Loans authorized under
     Section 428B of the Higher Education Act of 1965, as amended, or any successor provision.

          "SERVICER" shall mean a servicing entity selected to provide servicing of the Financed Student Loans, including but not limited to application review, disbursement, collection, due diligence and claims services.

          "SERVICING AGREEMENT" shall mean an agreement with a Servicer for the servicing of the Financed Student Loans.

          "STAFFORD LOANS" shall mean the Financed Student Loans authorized under Section 427 and 428 of the Higher Education Act of 1965, as amended, or any successor provision, including Unsubsidized Stafford Loans, but not including PLUS Loans.

          "STUDENT LOANS" shall mean loans made to or for the benefit of students for the purpose of financing part or all of the costs of higher education.

          "TRANSACTION DOCUMENTS" shall mean any agreement, document or certificate relating to the terms and conditions of the Trust Agreement, including but not limited to


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     an indenture of trust, security agreement, bailment agreement, UCC financing statements, and any amendments or supplements thereto.

          "TRANSFER AGREEMENT" means Transfer and Sale Agreement, dated as of October 1, 1999, by and among Student Loan Funding Riverfront LLC ("Riverfront"), Firstar Bank, National Association as eligible lender trustee for the benefit of Riverfront, the Issuer, the Eligible Lender Trustee and Firstar Bank, National Association as indenture trustee (the "Indenture Trustee") under the Indenture.

          "UNSUBSIDIZED STAFFORD LOANS" shall mean student loans authorized under Section 428H of the Higher Education Act of 1965, as amended, or any successor provision.

     SECTION 2.2. NOTICES. All notices shall be in writing, mailed by regular mail, postage prepaid, (i) if to the Eligible Lender Trustee, addressed to Firstar Bank, National Association, 425 Walnut Street, ML5125; P.O. Box 1118; Cincinnati, Ohio 45201-1118, Attention: Corporate Trust Division, or to such other address as may have been filed in writing with the Issuer; and (ii) if to Issuer, addressed to Firstar Bank, National Association, 425 Walnut Street, ML5125; P.O. Box 1118; Cincinnati, Ohio 45201-1118, Attention: Corporate Trust Division, or to such other address as may have been filed by the Issuer in writing.

     SECTION 2.3. LENDER IDENTIFICATION NUMBER. The parties acknowledge that Lender Identification Number ___________ shall be used in connection with the Student Loans financed under the Indenture of Trust, together with the Terms Supplement, each dated as of October 1, 1999, and each by and among the Issuer, the Eligible Lender Trustee and the Indenture Trustee (the "Indenture") as the same may be amended from time to time.

     SECTION 2.4. PARTIAL INVALIDITY. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 2.5. AMENDMENT. No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

     SECTION 2.6. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.


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     SECTION 2.7. TRUST BINDING UPON SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Issuer and its successors and assigns and the Eligible Lender Trustee and its permitted successors and assigns.

     SECTION 2.8. HEADINGS. The headings of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 2.9. GOVERNING LAW AND PLACE OF ENFORCEMENT. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio and all suits and actions arising out of this Agreement shall be instituted in a court of competent jurisdiction in the State of Ohio.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer as of the date first above written.


STUDENT LOAN FUNDING                             FIRSTAR BANK, NATIONAL
1999-A/B TRUST                                   ASSOCIATION
By Firstar Bank, National Association,           as Eligible Lender Trustee
     not in its individual capacity,
     but solely as Co-Owner Trustee,
     of the Issuer


By:    /s/ Brian J. Gardner                      By:    /s/ Brian J. Gardner
Title: Vice President and                        Title: Vice President and
       Trust Officer                                    Trust Officer


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